THOR LOW VOLATITIY ETF
SCHEDULE OF INVESTMENTS (Unaudited)
November 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.9%
	EQUITY - 99.9%
60,943	Consumer Discretionary Select Sector SPDR Fund	$ 8,908,038
119,574	Consumer Staples Select Sector SPDR Fund	9,229,918
93,872	Energy Select Sector SPDR Fund	8,556,433
248,569	Financial Select Sector SPDR Fund	9,025,540
66,114	Health Care Select Sector SPDR Fund	9,191,168
88,414	Industrial Select Sector SPDR Fund	8,993,472
108,859	Materials Select Sector SPDR Fund	9,008,082
230,632	Real Estate Select Sector SPDR Fund	9,050,000
65,973	Technology Select Sector SPDR Fund	8,969,689
129,184	Utilities Select Sector SPDR Fund	9,227,613
		90,159,953

	TOTAL EXCHANGE-TRADED FUNDS (Cost $84,482,908)	90,159,953

	TOTAL INVESTMENTS – 99.9% (Cost $84,482,908)	$ 90,159,953
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	43,983
	NET ASSETS - 100.0%	$ 90,203,936

SPDR	- Standard & Poor's Depositary Receipt